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                                             #2610





CONTACT:  Chuck Suits,   407-362-2600 or
                         800-GRACE99

               GRACE REPORTS 19 PERCENT INCREASE IN SECOND QUARTER
                          PER SHARE OPERATING EARNINGS


          BOCA RATON, FLA., July 27, 1995 -- W. R. Grace & Co. (NYSE:GRA) reported net operating earnings of 83 cents per share in the second quarter of 1995, an increase of 19 percent over the 70 cents per share earned from operations in the 1994 quarter. Net income in the current quarter was $79 million, which included an after-tax increase of $4 million in incentive compensation accruals versus a year ago caused by improved results. A net loss of $134 million was recorded in the year ago quarter, which included a $200 million after-tax charge for asbestos litigation.

          In the second quarter the Company classified its health care business, National Medical Care, as a discontinued operation in anticipation of its spin-off to shareholders in a tax-free transaction in the fourth quarter. The classification did not change total corporate results.

          Sales of specialty chemicals in the second quarter rose 19 percent to $932 million, compared to $783 million a year ago. In discontinued operations, sales for health care rose 15 percent to $524 million, compared to $454 million in the year ago quarter.

          Favorable results in the quarter continued to be driven by the company's larger specialty chemicals businesses, packaging and catalysts and silicas, and by its health
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care unit.

          "I am impressed with the underlying strengths of our businesses, including their technology bases, their global market presence and their ability to continuously bring new products to market," said Albert. J. Costello, chairman, president and chief executive officer. "However, I realize that we cannot achieve our full potential for profitable growth and shareholder value without addressing the cost structure of the Company. With that objective in mind, we initiated an aggressive corporate-wide cost management program to achieve improved operating margins. The full study will be completed within three months, and actions are being taken as we identify opportunities," he said.

          For the first six months of 1995, net operating earnings per share were $1.46, a 33 percent increase over the $1.10 per share posted for the 1994 first half. Including special items in both periods, the 1995 first half showed net income of $126 million, or $1.33 per share, compared with a net loss in the 1994 first half of $96 million, or $1.03 per share. Six month sales of specialty chemicals rose 23 percent to $1.79 billion, while sales for health care rose 19 percent to $1.02 billion.

       Pretax operating income from specialty chemicals rose 23 percent to $97 million in the second quarter. Packaging was strongly ahead, reflecting volume gains from all regions led by increasing demand for new products serving the pork and cook-in markets. The catalysts and silica products businesses rose on favorable results from hydroprocessing catalysts, silicas and polyolefin catalysts. Fluid cracking catalysts rose modestly, as slowness in the U.S. was more than offset by continued strength in international markets. Water treatment and container were ahead of the year ago

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quarter mainly due to the absence of European restructuring charges incurred last year. Construction products results declined from the year ago quarter primarily resulting from a combination of higher raw material costs and a shift in North American specialty roofing product sales to earlier in the year due to the milder winter.

       Pretax operating income from health care rose 20 percent to $70 million. Dialysis services continued strong in both the U.S. and in international markets. Medical products rose sharply on improving volumes and lower costs versus the year ago quarter. The homecare division gained on improved margins due to decreased operating costs.

       Interest and finance costs continued to run higher than the year ago quarter due to higher interest rates.

          Grace is the world's largest specialty chemicals company and holds a leadership position in specialized health care.


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                                   W. R. Grace & Co.
                           Consolidated Statement of Income (a)
                                For Period Ended June 30
                                ------------------------
                            ( $ Millions Except Per Share)


                                                     Second Quarter                   Year-To-Date
                                              ---------------------------   ---------------------------
                                                   1995           1994           1995           1994
                                              ------------   ------------   ------------   ------------
Sales                                         $     932.3    $     782.9    $   1,785.7    $   1,458.3
Other income                                          4.5            3.1            8.8           34.2
                                              ------------   ------------   ------------   ------------
     Total                                    $     936.8    $     786.0    $   1,794.5    $   1,492.5
                                              ------------   ------------   ------------   ------------

Cost of goods sold and operating expenses     $     550.7    $     464.5    $   1,051.6    $     902.3
Selling, general and administrative expenses        219.7          180.5          450.5          358.9
Depreciation and amortization                        40.2           38.4           78.4           75.6
Interest expense and related financing costs         18.7           11.3           34.5           21.9
Research and development expenses                    31.1           27.0           61.6           54.1
Provision relating to asbestos-related
   insurance coverage                                 -            316.0            -            316.0
                                              ------------   ------------   ------------   ------------
     Total                                    $     860.4    $   1,037.7    $   1,676.6    $   1,728.8
                                              ------------   ------------   ------------   ------------

Income/(Loss) before income taxes             $      76.4    $    (251.7)   $     117.9    $    (236.3)

Provision/(Benefit) for income taxes                 28.3          (90.3)          43.6          (93.0)
                                              ------------   ------------   ------------   ------------

Income/(Loss) from continuing operations      $      48.1    $    (161.4)   $      74.3    $    (143.3)
Income from discontinued operations (b)              30.6           27.1           51.9           47.2
                                              ------------   ------------   ------------   ------------
    Net Income/(Loss)                         $      78.7    $    (134.3)   $     126.2    $     (96.1)
                                              ------------   ------------   ------------   ------------
                                              ------------   ------------   ------------   ------------


Earnings/(Loss) Per Share
- -------------------------
     Continuing Operations                    $        .51   $    (1.72)(c) $       .78    $     (1.53)(c)
     Discontinued Operations                           .32          .29             .55            .50
                                              ------------   ------------   ------------   ------------
     Total                                    $        .83   $    (1.43)(c) $      1.33    $     (1.03)(c)
                                              ------------   ------------   ------------   ------------
                                              ------------   ------------   ------------   ------------

Average Number of Shares (Millions)                  95.1           93.9           94.6           93.8

(a)    1994 results have been restated to reflect the classification of the Health Care segment as a discontinued operation in the second quarter of 1995.
(b)    Includes operating results from the Health Care segment plus an allocation of general corporate overhead expenses, general corporate research expenses and certain other expenses that can be identified with the Health Care segment along with an allocation of interest expense. Taxes have been allocated to both continuing and discontinued
       operations based on Grace's consolidated effective tax rate. These bases of allocation may not be indicative of the results of either the Health Care or Specialty Chemicals segments as they will be reported in the future on a stand-alone basis.
(c)    Includes $2.13 per share for the 2nd quarter 1994 provision relating to asbestos-related insurance coverage.

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

                                                          W. R. Grace & Co.
                                                          Operating Results
                                                        Quarter Ended June 30
                                                        ---------------------
                                                    ($ Millions Except Per Share)


                                                                                                                         Percent
                                                                                1995                1994                 Change
                                                                            ------------        -----------             --------

Sales - Specialty Chemicals                                                 $     932.3         $     782.9                19.1%

Operating Income - Specialty Chemicals                                      $      96.9         $      78.5                23.4

Other Expenses:
     Interest/Financing (a)                                                 $      18.7         $      11.3               (65.5)
     Other                                                                          1.8                 2.9                37.9
                                                                            ------------        -----------
     Total Other Expenses                                                   $      20.5         $      14.2               (44.4)


Pretax Operating Earnings                                                   $      76.4         $      64.3                18.8
Provision for Income Taxes                                                         28.3                25.7               (10.1)
                                                                            ------------        -----------
Net Operating Income - Specialty Chemicals                                  $      48.1         $      38.6                24.6
Provision for Asbestos Insurance Reduction (after-tax)                              -                (200.0)              100.0
                                                                            ------------        -----------
Net Income/(Loss) from Continuing Operations                                $      48.1         $    (161.4)               ND
Net Income from Discontinued Operations - Health Care (b)                          30.6                27.1                12.9
                                                                            ------------        -----------
Net Income/(Loss)                                                           $      78.7         $    (134.3)               ND
                                                                            ------------        -----------
                                                                            ------------        -----------

- ---------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE - OPERATING EARNINGS
     From Operations - Specialty Chemicals                                  $        .51        $        .41               24.4%
     From Discontinued Operations - Health Care (b)                                  .32                 .29               10.3
                                                                            ------------        ------------
     Operating Earnings                                                     $        .83        $        .70               18.6%
                                                                            ------------        -----------
                                                                            ------------        -----------
- ---------------------------------------------------------------------------------------------------------------------------------

EARNINGS/(LOSS) PER SHARE
     From Continuing Operations                                             $        .51        $      (1.72)              ND
     From Discontinued Operations                                                    .32                 .29               10.3
                                                                            ------------        -----------
     Net Income/(Loss)                                                      $        .83        $      (1.43)              ND
                                                                            ------------        -----------
                                                                            ------------        -----------

Average Number of Shares (Millions)                                                95.1                93.9

(a)     After an allocation of interest/financing expenses to discontinued operations.

(b) DISCONTINUED OPERATIONS - HEALTH CARE

      Sales                                                                 $     523.5         $     454.0                15.3%

      Operating Income                                                      $      70.1         $      58.3                20.2
      Interest/Financing Expenses                                                  21.6                13.3               (62.4)
                                                                            ------------        -----------
      Pretax Operating Earnings                                                    48.5                45.0                 7.8
      Provision for Income Taxes                                                   17.9                17.9                 -
                                                                            ------------        -----------
      Net Income from Discontinued Operations                               $      30.6         $      27.1                12.9%
                                                                            ------------        -----------
                                                                            ------------        -----------


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

                                                          W. R. Grace & Co.
                                                          Operating Results
                                                      Six Months Ended June 30
                                                      ------------------------
                                                    ($ Millions Except Per Share)

                                                                                                                         Percent
                                                                                1995                1994                 Change
                                                                            ------------        -----------             --------

Sales - Specialty Chemicals                                                 $   1,785.7         $   1,458.3                22.5%

Operating Income - Specialty Chemicals                                      $     175.4         $     118.3                48.3

Other Expenses:
     Interest/Financing (a)                                                 $      34.5         $      21.9               (57.5)
     Other                                                                          3.0                 3.7                18.9
                                                                            ------------        -----------
     Total Other Expenses                                                   $      37.5         $      25.6               (46.5)


Pretax Operating Earnings Before Special Items                              $     137.9         $      92.7                48.8

SPECIAL ITEMS
Provision for Corporate Governance                                                (20.0)                -                  ND
Gain on Sale of Interest in REG                                                     -                  27.0              (100.0)
Prov. for Environ. Costs/Staffing Reductions                                        -                 (40.0)              100.0
                                                                            ------------        -----------
Pretax Operating Income                                                     $     117.9         $      79.7                47.9

Provision for Income Taxes                                                         43.6                23.0               (89.6)
                                                                            ------------        -----------
Net Operating Income - Specialty Chemicals                                  $      74.3         $      56.7                31.0

Provision for Asbestos Insurance Reduction (after-tax)                              -                (200.0)              100.0
                                                                            ------------        -----------
Net Income/(Loss) from Continuing Operations                                $      74.3         $    (143.3)               ND
Net Income from Discontinued Operations - Health Care (b)                          51.9                47.2                10.0
                                                                            ------------        -----------
Net Income/(Loss)                                                           $     126.2         $     (96.1)               ND
                                                                            ------------        -----------
                                                                            ------------        -----------

- ---------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE - OPERATING EARNINGS
     From Operations - Specialty Chemicals                                  $        .91        $        .60               51.7%
     From Discontinued Operations - Health Care (b)                                  .55                 .50               10.0
                                                                            ------------        -----------
     Operating Earnings                                                     $       1.46        $       1.10               32.7%
                                                                            ------------        -----------
                                                                            ------------        -----------
- ---------------------------------------------------------------------------------------------------------------------------------

EARNINGS/(LOSS) PER SHARE
     From Continuing Operations                                             $        .78        $      (1.53)              ND
     From Discontinued Operations                                                    .55                 .50               10.0
                                                                            ------------        -----------
     Net Income/(Loss)                                                      $       1.33        $      (1.03)              ND
                                                                            ------------        -----------
                                                                            ------------        -----------

Average Number of Shares (Millions)                                                94.6                93.8

(a)  After an allocation of interest/financing expenses to discontinued operations.


(b) DISCONTINUED OPERATIONS - HEALTH CARE

      Sales                                                                 $   1,015.3         $     855.4                18.7%

      Operating Income                                                      $     124.1         $     102.4                21.2
      Interest/Financing Expenses                                                  41.7                23.8               (75.2)
                                                                            ------------        -----------
      Pretax Operating Earnings                                                    82.4                78.6                 4.8
      Provision for Income Taxes                                                   30.5                31.4                 2.9
                                                                            ------------        -----------
      Net Income from Discontinued Operations                               $      51.9         $      47.2                10.0%
                                                                            ------------        -----------
                                                                            ------------        -----------



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

                                                          W. R. Grace & Co.
                                                Specialty Chemicals Supplemental Data
                                          1995 Sales and Percent Change Versus Prior Period
                                          -------------------------------------------------
                                                        (Dollars In Millions)


QUARTER ENDED JUNE 30

                                                                                   Amount of Inc/(Dec) Due to:
                                                                          -----------------------------------------------------
                                                   Sales
                                         ------------------------                      Price/
                                            1995           1994            Vol.           Mix            Exch.         Total
                                         ---------      ---------         --------     ----------        -------       --------

Packaging                                $   423.5      $   331.0             13 %           10 %            5 %           28 %
Catalysts/Silicas                            173.1          152.6              2              4              7             13
Construction                                 104.8          100.2             (3)             6              2              5
Container                                     94.8           82.5              4              2              9             15
Water Treatment                              100.8           88.7              5              4              5             14
Other                                         35.3           27.9              5             19              3             27
                                         ---------      ---------
  Total                                  $   932.3      $   782.9              7 %            7 %            5 %           19 %
                                         ---------      ---------
                                         ---------      ---------




SIX MONTHS ENDED JUNE 30

                                                                                   Amount of Inc/(Dec) Due to:
                                                                          -----------------------------------------------------
                                                   Sales
                                         ------------------------                      Price/
                                          1995(a)         1994             Vol.           Mix            Exch.         Total
                                         ---------      ---------         --------     ----------        -------       --------

Packaging                                $   814.3      $   630.0             17 %            7 %            5 %           29 %
Catalysts/Silicas                            338.0          284.6              8              5              6             19
Construction                                 192.0          170.7              7              3              2             12
Container                                    182.3          152.3             12              -              8             20
Water Treatment                              193.9          166.1             10              2              5             17
Other                                         65.2           54.6              4             13              2             19
                                         ---------      ---------
  Total                                  $ 1,785.7      $ 1,458.3             12 %            5 %            5 %           22 %
                                         ---------      ---------
                                         ---------      ---------


(a)  Specialty Chemicals' reporting calendar was adjusted to a month-end reporting basis in 1995.
     This resulted in approximately four more selling days in the first quarter of 1995 as compared to 1994.

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


                                                          W. R. Grace & Co.
                                                         Specialty Chemicals
                                                           Geographic Data
                                                           ---------------
                                                        (Dollars In Millions)





QUARTER ENDED JUNE 30

                                                                                                              Pretax
                                                                       Sales                             Operating Income
                                                           --------------------------              --------------------------
                                                            1995                1994                1995                1994
                                                           ------              ------              ------              ------

SPECIALTY CHEMICALS
      North America                                         $ 468               $ 416                $ 51                $ 50
      Europe                                                  289                 228                  23                   9 (a)
      Latin America                                            63                  49                   6                   6
      Asia Pacific                                            112                  90                  17                  14
                                                          -------             -------               -----               -----
         Total Specialty Chemicals                          $ 932               $ 783                $ 97                $ 79
                                                          -------             -------               -----               -----
                                                          -------             -------               -----               -----


SIX MONTHS ENDED JUNE 30

                                                                                                              Pretax
                                                                       Sales                             Operating Income
                                                           --------------------------              --------------------------
                                                            1995                1994                1995                1994
                                                           ------              ------              ------              ------

SPECIALTY CHEMICALS
      North America                                         $ 889               $ 771                $ 86                $ 73
      Europe                                                  560                 433                  47                  17 (a)
      Latin America                                           122                  94                   8                   5
      Asia Pacific                                            215                 160                  34                  23
                                                          -------             -------               -----               -----
         Total Specialty Chemicals                        $ 1,786             $ 1,458               $ 175               $ 118
                                                          -------             -------               -----               -----
                                                          -------             -------               -----               -----




(a) Includes costs of $6 million associated with streamlining certain European chemical operations.

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